Exhibit 10.1

Fossil, Inc.

Non-employee Director Compensation

Effective April 1, 2008

1.             Board of Directors

Annual Retainer	$40,000
In-person meeting fee	$1,500
Telephone meetings*	$1,000

2.             Audit Committee

Chair annual retainer	$20,000
Member retainer	$2,500
In-person meeting fee	$1,250
Telephone meetings*	$1,000

3.             Compensation Committee

Chair annual retainer	$10,000
Member retainer	$0
In-person meeting fee	$1,250
Telephone meetings*	$1,000

4.             Nominating and Corporate Governance Committee

Chair annual retainer	$7,500
Member retainer	$0
In-person meeting fee	$1,250
Telephone meetings*	$1,000

Payment shall be made for each committee meeting attended even if attending more than one committee meeting on the same day.

* in excess of one hour

5.             Stock Options

1993 Non-employee Director Plan

Grant - options to purchase 5,000 shares of common stock on the date first becoming a non-employee director and options to purchase 6,000 shares of common stock on each January 1 thereafter